Lehman Brothers
3,284 records
Balance: 656,672,730
Fieldstone 2004-3
As of 6/1/2004

All records

Selection Criteria: All records
Table of Contents

1.

FICO

1. FICO

FICO	Number of Mortgage Loans	Aggregate Principal Balance	%	WA Coupon	WA FICO	Avg Principal Balance	WA LTV	% Full Doc
491 - 500	3	538,881.43	0.08	7.829	500	179,627.14	72.42	100.00
501 - 510	25	3,662,482.88	0.56	7.792	506	146,499.32	74.88	94.27
511 - 520	63	9,087,612.54	1.38	7.723	516	144,247.82	77.48	90.62
521 - 530	77	11,691,074.47	1.78	7.571	526	151,832.14	79.77	84.02
531 - 540	120	19,393,327.95	2.95	7.250	536	161,611.07	80.34	77.43
541 - 550	118	17,781,288.52	2.71	7.305	545	150,688.89	79.27	79.87
551 - 560	121	20,660,411.29	3.15	7.191	556	170,747.20	82.76	73.24
561 - 570	121	18,498,145.59	2.82	6.948	566	152,877.24	84.39	81.14
571 - 580	110	19,066,361.12	2.90	6.846	576	173,330.56	83.96	76.23
581 - 590	114	22,110,144.27	3.37	6.766	585	193,948.63	82.15	72.26
591 - 600	107	19,974,096.78	3.04	6.704	595	186,673.80	84.63	80.74
601 - 610	121	23,666,188.11	3.60	6.735	606	195,588.33	83.98	70.64
611 - 620	123	25,697,714.34	3.91	6.430	616	208,924.51	82.83	71.16
621 - 630	170	35,406,000.97	5.39	6.336	626	208,270.59	82.80	59.40
631 - 640	203	43,655,907.54	6.65	6.295	635	215,053.73	83.36	64.32
641 - 650	189	40,533,955.89	6.17	6.430	645	214,465.38	83.15	52.69
651 - 660	184	38,299,474.47	5.83	6.275	656	208,149.32	83.45	54.23
661 - 670	249	51,785,336.58	7.89	6.330	666	207,973.24	82.77	40.68
671 - 680	205	45,245,044.48	6.89	6.286	676	220,707.53	82.45	31.66
681 - 690	181	41,224,298.50	6.28	6.279	685	227,758.56	82.62	32.57
691 - 700	167	34,390,946.86	5.24	6.159	696	205,933.81	82.75	33.48
701 - 710	131	29,300,649.11	4.46	6.181	705	223,669.08	82.31	28.11
711 - 720	94	20,633,719.32	3.14	6.206	715	219,507.65	81.69	32.59
721 - 730	69	15,710,460.80	2.39	5.987	725	227,687.84	83.21	35.08
731 - 740	63	13,928,804.36	2.12	6.139	735	221,092.13	82.70	38.68
741 - 750	55	12,202,736.85	1.86	6.174	746	221,867.94	83.07	32.97
751 - 760	33	7,671,496.64	1.17	5.945	756	232,469.60	81.77	38.84
761 - 770	28	5,565,470.70	0.85	6.202	766	198,766.81	81.22	28.81
771 - 780	23	5,820,638.95	0.89	6.248	775	253,071.26	82.26	21.08
781 - 790	10	1,950,480.77	0.30	5.622	785	195,048.08	83.43	61.59
791 - 800	4	1,011,750.00	0.15	5.832	791	252,937.50	83.38	24.86
801 - 810	2	367,828.14	0.06	5.268	805	183,914.07	83.69	100.00
811 - 820	1	140,000.00	0.02	6.375	814	140,000.00	80.00	100.00
Total:	3,284	656,672,730.22	100.00	6.489	644	199,961.25	82.59	53.65

Top

G:\CONTRACT\Tape\LCarson\Securitizations\FIELDSTONE 2004-3\FIELDSTONE 2004-3 $657M 6-9-04.cas
Jun 16, 2004 09:52

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).